UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 17, 2003

Commission file number 0-18516

ARTESIAN RESOURCES CORPORATION
--------------------------------------------------------------
(exact name of registrant as specified in its charter)

Delaware	51-0002090
------------------------------------------------	------------------------------------------
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

664 Churchmans Road, Newark, Delaware 19702
------------------------------------------------------------------
Address of principal executive officers

(302) 453 6900
-----------------------------------------------------------
Registrant's telephone number, including area code

ARTESIAN RESOURCES CORPORATION

Item 5. - Other Events

          On January 17, 2003, Artesian Resources Corporation issued a "Notice of Redemption" to all 7% Prior Preferred Stock shareholders of which 10,868 shares are currently issued and outstanding. The notice sets February 21, 2003 as the date of record for the redemption. The 7% Prior Preferred Stock has a par value of $25 and is to be redeemed at $30 per share, as provided for in the Certificate of Incorporation of Artesian Resources Corporation. Artesian Resources Corporation, upon acquisition of the outstanding 7% Prior Preferred Stock, shall retire the shares and, pursuant to Delaware law, the shares will assume the status of authorized and unissued shares.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

01/17/03 Dian C. Taylor /s/

Dian C. Taylor

President, CEO, and Chair of the Board

Artesian Resources Corporation and Subsidiaries

01/17/03 David B. Spacht /s/

David B. Spacht

Vice President, Chief Financial Officer, and Treasurer

Artesian Resources Corporation and Subsidiaries

Form 8K